SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): May 13, 1999


                        COEUR D'ALENE MINES CORPORATION
 -----------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

             Idaho                 1-8641         82-0109423
 ----------------------------   ------------    --------------
 (State or other jurisdiction   (Commission     (IRS Employer
       of incorporation)        File Number)    Identification
                                                 Number)

         400 Coeur d'Alene Mines Bldg.
         505 Front Avenue
         Coeur d'Alene, Idaho                         83814
   ----------------------------------------        ----------
   (Address of principal executive offices)        (zip code)

Registrant's telephone number, including area code: (208) 667-3511
                                                    --------------

                                Not Applicable
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS

      On May 13, 1999, Coeur d'Alene Mines Corporation ("Coeur") and ASARCO Incorporated ("ASARCO") entered into an agreement providing for Coeur's acquisition of most of ASARCO's silver mining assets in exchange for the issuance of 7.125 million shares of Coeur's Common Stock. Consummation of the transaction is subject to Coeur shareholder approval and certain other conditions. A copy of Coeur's press release, dated May 13, 1999, announcing the proposed acquisition is filed as an exhibit to this report.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

      (c)   EXHIBITS The following exhibit is filed herewith:


            Exhibit
            Number                        Description
            -------                       -----------
             99(a)               Press Release of Coeur d'Alene
                                 Mines Corporation, dated May 13, 1999


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

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               COEUR D'ALENE MINES CORPORATION
                                               (Registrant)


Dated: May 13, 1999

                                                 By: /s/GEOFFREY A. BURNS
                                                     --------------------
                                                     Geoffrey A. Burns
                                                     Vice President and
                                                       Chief Financial Officer


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